Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Carmen Duarte
Phone:	781.332.7268
Fax:	888.385.0173
Email:	cduarte@onebeacon.com

KENT URNESS ELECTED TO ONEBEACON
BOARD OF DIRECTORS

Hamilton, Bermuda (February 22, 2007) – The OneBeacon Insurance Group, Ltd. (NYSE:OB) Board of Directors announced that it has elected Kent Urness, 57, as a Class I Director at its meeting yesterday.

Mr. Urness’ career spanned 34 years with The St. Paul Travelers including numerous domestic and international management and executive responsibilities. From 1992 to 1999, he was based in London overseeing the Company’s international insurance operations. Upon his return from London he directed Marine, Technology and Medical Services on a global basis. From 2001 until his retirement, Mr. Urness served as executive vice president with responsibility for International and Lloyd’s and was involved in all aspects of the specialty commercial business. He was additionally a member of the Company’s executive management team.

Mike Miller, CEO of OneBeacon, said “It is with great pleasure that I welcome Kent to OneBeacon’s Board of Directors.  His strengths and wisdom, gained through his broad industry experience, will be of substantial benefit to OneBeacon.”

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OneBeacon Insurance Group, Ltd. offers a range of specialty and segmented commercial and personal insurance products through its operating subsidiaries, sold primarily through select independent agents. As one of the oldest property and casualty insurers in the United States, OneBeacon traces its roots to 1831 and the Potomac Fire Insurance Company. Today, OneBeacon’s specialty insurance products are available countrywide, and commercial and personal lines are offered in select geographic territories.

OneBeacon’s principal business office is in Boston, Massachusetts. The Company is publicly traded on the New York Stock Exchange under the symbol “OB”.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon:

•                  growth in book value per share or return on equity;

•                  business strategy;

•                  financial and operating targets or plans;

•                  incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;

•                  projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•                  expansion and growth of our business and operations; and

•                  future capital expenditures.

These statements are based on certain assumptions and analyses made by OneBeacon in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including:

•                  claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks;

•                  recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•                  the continued availability and cost of reinsurance coverage;

•                  the continued availability of capital and financing;

•                  general economic, market or business conditions;

•                  business opportunities (or lack thereof) that may be presented to it and pursued;

•                  competitive forces, including the conduct of other property and casualty insurers and reinsurers;

•                  changes in domestic or foreign laws or regulations, or their interpretation, applicable to OneBeacon, its competitors or its clients;

•                  an economic downturn or other economic conditions adversely affecting its financial position;

•                  other factors, most of which are beyond OneBeacon’s control; and

•                  the risks that are described from time to time in OneBeacon’s filings with the Securities and Exchange Commission, including OneBeacon’s final prospectus dated November 8, 2006

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by OneBeacon will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, OneBeacon or its business or operations. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.